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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   November 21, 2003
                                                   (November 21, 2003)


                           PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-30417                98-0131394
(State or other jurisdiction     (Commission File          (IRS Employer
     of incorporation)               Number)            Identification No.)

     5151 SAN FELIPE, SUITE 1600, HOUSTON, TEXAS            77056
     (Address of principal executive offices)            (Zip Code)

                                 (713) 623-8777
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)    Financial Statements of Businesses Acquired.

         Not applicable.

  (b)    Pro Forma Financial Information.

         Not applicable.

  (c)    Exhibits.

         99.1 Monthly Operating Report of Philip Services Corporation for the period October 1, 2003 to October 31, 2003.


ITEM 9.   REGULATION FD DISCLOSURE.

         On November 21, 2003 Philip Services Corporation (the "Company") (OTC:PSCDQ.PK; TSE:PSC) filed its monthly operating report for the period October 1, 2003 to October 31, 2003, with the United States Bankruptcy Court for the Southern District of Texas, a copy of which is attached hereto as Exhibit 99.1, in connection with the filing of the voluntary petitions for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code of the Company and most of its wholly-owned U.S. subsidiaries (collectively, the "Debtors"). The Debtors' cases have been consolidated and are being jointly administered under case number 03-37718-H2-11.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PHILIP SERVICES CORPORATION


Date:  November 21, 2003           By:/s/  Michael W. Ramirez
                                      -----------------------------------------
                                      Michael W. Ramirez
                                      Senior Vice President and Chief Financial
                                      Officer






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                                  EXHIBIT INDEX




EXHIBIT NO.       DOCUMENT
-----------       --------
   99.1           Monthly Operating Report of Philip Services Corporation for the
                  period October 1, 2003 to October 31, 2003.